FIRST AMENDMENT TO
OPTION AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

THIS FIRST AMENDMENT (the "Amendment") to the Option Agreement for Purchase and Sale of Real Property dated as of October 14, 2021 (the "Option Agreement"), is entered into as of September 8, 2022 (the "Amendment Effective Date"), by and among Homestake Mining Company of California, a California corporation ("Homestake") and LAC Minerals (USA) LLC, a Delaware limited liability company ("LAC Minerals" and together with Homestake, the "Owners"), DTRC LLC (formerly known as Dakota Territory Resource Corp.), a Nevada limited liability company (the "Option Holder"), and Dakota Gold Corp., a Nevada corporation ("Dakota Gold").  Homestake shall act as the "Administrative Agent") of Owners under this Amendment.  Homestake, LAC Minerals, Option Holder and Dakota Gold sometimes may be referred to in this Amendment individually as a "Party", and collectively as the "Parties".

RECITALS

A. Owners and Option Holder entered into the Option Agreement.

B. The Parties desire to amend the Option Agreement and Related Agreements as set forth in this Amendment.

C. Option Holder is a wholly-owned subsidiary of Dakota Gold, which is made a Party for the purpose of the share issuance contemplated under Section 6 of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined in this Amendment shall have the meanings given thereto in the Option Agreement and Related Agreements.

2. Amendment to Definition of "Dakota Shares".

(a) The definition of Dakota Shares in Section 1.13 of the Option Agreement hereby is deleted in its entirety and replaced with the following:

"Shares of common stock, par value $0.001 per share, of Dakota Gold Corp., a Nevada corporation, as the parent company of Option Holder."

(b) For the purpose of clarity, the Parties acknowledge and agree that all share issuances by Option Holder contemplated under the Option Agreement as of and after the Amendment Effective Date shall be issued by Dakota Gold.

3. Extension of Option Period.  The definition of Option Period in Section 1.38 of the Option Agreement hereby is deleted in its entirety and replaced with the following:

"The period that begins on the Effective Date and ends on the earlier of (a) March 7, 2026, and (b) the date the Option Holder delivers to the Administrative Agent the Option Exercise Notice."

4. Amendment to Property Description.  The descriptions of (a) Property in Exhibit B to the Option Agreement; (b) Mining Property in Exhibit A to the Purchase Agreement; (c) Mining Property in Exhibit A to the Quitclaim Deed; and (d) Mining Property in Exhibit A to the Memorandum of Option hereby are deleted in their entirety and replaced with the property description set forth in Appendix I to this Amendment (the "Amended Property Description").

5. Mine Map.  The Mine Map set forth in Schedule I to the Quitclaim Deed hereby is deleted in its entirety and replaced with the map set forth in Appendix II to this Amendment.

6. Consideration.  In consideration for this Amendment, on the Amendment Effective Date, Dakota Gold shall issue to Owners or their designee as determined by the Administrative Agent, 180,000 freely tradable Dakota Shares (as the definition of that term has been revised by this Amendment) (the "Amendment Consideration Shares"), which Amendment Consideration Shares shall be registered in the name of Owners or their designee in book-entry form.  The Administrative Agent, on behalf of Owners, shall promptly provide to Dakota Gold and its transfer agent such documentation reasonably requested by them in connection with the delivery of the Amendment Consideration Shares to Owners or their designee, as determined by the Administrative Agent.

7. Miscellaneous Provisions.

(a) The Parties agree that, except as specifically modified by this Amendment, the Option Agreement remains in full force and effect in accordance with its terms.  This Amendment shall not be construed as a waiver or amendment of any other provision of the Option Agreement or for any purpose, except as expressly set forth herein.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of South Dakota without reference to the conflict of law provisions thereof.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

(d) Option Holder promptly shall prepare and record an amendment to the Memorandum of Option in the form of Appendix III to reflect the amendment to the Mining Property as set forth in the Memorandum of Option with the Amended Property Description (the "Amended Memorandum of Option") and shall provide to Owner a copy of the recorded Amended Memorandum of Option.

2

(e) This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted by the Option Agreement.

[REMAINDER OF PAGE LEFT BLANK]

3

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

HOMESTAKE MINING COMPANY OF CALIFORNIA	LAC MINERALS (USA) LLC

By: "Patrick Malone" Name: Patrick Malone Title: President	By: "Patrick Malone" Name: Patrick Malone Title: President

DTRC LLC	DAKOTA GOLD CORP.

By: "Jonathan Awde" Name: Jonathan Awde Title: On behalf of Dakota Gold Corp., its manager	By; "Jonathan Awde" Name: Jonathan Awde Title: President & CEO

APPENDIX I
AMENDED PROPERTY DESCRIPTION

LEGAL DESCRIPTION

Properties, Property Agreements and Royalties

(All Properties are located within T5N, R2E; T5N, R3E; T4N, R2E; T4N, R3E,, B.H.M., Lawrence County, South Dakota)

Mineral Properties

Owned by LAC Minerals:

Enterprise patented lode mining claim, M.S. 407, located in Sections 10 and 15

Surprise patented lode mining claim, M.S. 408, located in Sections 10 and 15

Carbonate patented lode mining claim, M.S. 417, located in Section 15

Jay Gould patented lode mining claim, M.S. 425, located in Section 10

Garfield patented lode mining claim, M.S. 426, located in Section 10

Far West patented lode mining claim, M.S. 428, located in Sections 10 and 15

Katie patented lode mining claim, M.S. 437, located in Section 10

Arthur patented lode mining claim, M.S. 438, located in Section 10

Hartshorn patented lode mining claim, M.S. 440, located in Sections 10 and 15

Minnie patented lode mining claim, M.S. 441, located in Section 15

Ultimo patented lode mining claim, M.S. 442A, located in Section 15

Tidiout patented lode mining claim, M.S. 443, located in Section 15

Utica patented lode mining claim, M.S. 447A, located in Section 15

Antietam patented lode mining claim, M.S. 448A, located in Section 15

Blue Bird patented lode mining claim, M.S. 449, located in Section 15

Carbonate Fraction #1 patented lode mining claim, M.S. 450, located in Section 15

Carbonate Fraction #2 patented lode mining claim, M.S. 451, located in Section 15

Mutual patented lode mining claim, M.S. 465, located in Section 15

Washington patented lode mining claim, M.S. 466, located in Section 15

May Queen patented lode mining claim, M.S. 473, located in Section 15

Hercules patented lode mining claim, M.S. 474, located in Section 15

Adelphi patented lode mining claim, M.S. 489, located in Section 15

Spanish patented lode mining claim, M.S. 679, located in Section 15

Richmond patented lode mining claim, M.S. 680, located in Section 15

Brooklyn patented lode mining claim, M.S. 874, located in Section 15

J.M., Todd, Earle, Minnie C, Lyda B, Sister, Arthur L, Cass, Newell, Calvin P, Emma, Virginia, Juliett, Donald W, Helen, Atwood, Little Bonanze, Ella, Ralph K patented lode mining claims, M.S. 977, located in Sections 22, 23, 26 and 27

Cloride Fr., Calkins, Logan, Anis patented lode mining claim, M.S. 1022, located in Section 15

Rattler and Gilroy patented lode mining claim, M.S. 1043, located in Sections 10 and 15

Nankipoo, Delaunay patented lode mining claim, M.S. 1278, located in Section 15

Aliance, Sucker, Little Ellen, Black Bird, Golden Eagle No. 2, Rubicon, Rubicon No. 2, Rubicon No. 4, Dakota, Darboy, Havana No. 1, Havana No. 3, Porto Rico No. 2 patented lode mining claims, M.S. 1376, located in Sections 10, 11, 14 and 15

Independent, Independent No. 1, Republick patented lode mining claims, M.S. 1398, located in Section 15

Joplin No. 1, Joplin No. 2, Joplin No. 3, Julia-Etta, Magnetic patented lode mining claims, M.S. 1436, located in Sections 15 and 22

Crest, Samoa, Co-moa, Sylvanite No. 1, Sylvanite No. 2, Grove, Volt, Seven-B, Storm King, Vigor patented lode mining claims, M.S. 1440, located in Sections 15, 16, 21 and      22

Cashier, LaPlata patented lode mining claims, M.S. 1469, located in Section 15

Maryland, Baltimore, Maverick, Badger, North Side Fraction patented lode mining    claims, M.S. 1529, located in Sections 15 and 16

Lola patented lode mining claim, M.S. 1569, located in Section 15

St. Cloud No. 5, Zelpha Mable, Josephine, St. Cloud No. 1, St. Cloud No. 3, Comstock, Victor Fraction #3, Grand Deposit No. 2, Tartar, Red Cloud, Red Cloud Frac., Valley Frac. patented lode mining claims, M.S. 1655, located in Sections 15 and 22

Edmonia patented lode mining claim, M.S. 1769, located in Section 14

Mars No. 1 patented lode mining claim, M.S. 1851, located in Section 15

Legal Tender, Diamond Point, Joe Craig, Gremmel No. 1, Cotton Tail Frac. patented lode mining claims, M.S. 1872, located in Section 22

Dante, Creston, Morning Glory, Vindicator patented lode mining claims, M.S. 1910, located in Section 23

Bison, Trent patented lode mining claims, M.S. 2033, located in Sections 10 and 15

Govt. Lots 3, 9, 10, 12, 13, located in Section 15

Tracts 0102-A, 0102-B, 0103-B, located in Section 15

Govt. Lot 1, 2, 4 and 5 located in Section 22

Govt. Lots 9 and 10, located in Section 23

Tract 0103-A, located in Section 23

Owned by Homestake:

Yankee Boy, Yankee Boy No. 3, Yankee Boy No. 4, Alliance No. 2, Little Bonanza No. 2, Magna Charta and General Joe Hooker patented lode mining claims, M.S. 1406, located in Section 14

Tract 1 of M.S. 1829, as shown on Plat Document Number 2014-1022, located in    Sections 22 and 23

Los Angeles No. 1, Los Angeles No. 2 and Los Angeles No. 3 patented lode mining    claims, M.S. 1617, located in Section 23

Stella No. 3, Stella No. 5, Margarite No. 6 and Margarite No. 7, patented lode mining claims, M.S. 1862, located in Sections 23 and 26

Govt. Lot 10, located in Section 11

Govt. Lot 12, located in Section 13

Govt. Lots 2, 3, 4, 7, 8, 9 and 10, located in Section 14

Govt. Lots 1, 2, 3, 4, 5, 6, 7 and 8, located in Section 23

Govt. Lots 12, 13 and 14, located in Section 24

Owned by Homestake - Minerals Only:

Old Reliable patented lode mining claim, M.S. 348, located in Section 14

Dakota, Granite, Columbia and Union patented lode mining claims, M.S. 1092, located in Sections 13, 14 and 23

White House, Congress, China Fraction, Japan Fraction patented lode mining claims, M.S. 1247, Sections 13 and 14

Arthur No. 1, Little Hill, Little Hill No. 2 patented lode mining claims, M.S. 1406,  located in Section 14

Bessie, Cross No. 1, Dixie, Geneva, Hattie, Tan patented lode mining claims, M.S. 1822, located in Section 14

Owned by LAC Minerals - Unpatented Lode Mining Claims:

L&O No. 11 BLM serial No. MMC 74914 Located in Section 15

NJB 72 BLM serial No. MMC 165019 Located in Section 15

Owned by Homestake - Wharf Area Mineral - 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.;

Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 and 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.;

Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

1 This claim is currently listed in BLM records as owned by St. Joe Richmond Hill.

2 This claim is currently listed in BLM records as owned by Bond Gold Richmond.

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thunder lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.;

Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.;

Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;

Leased Mineral Rights

Rubicon, Cleveland, Lizzie Johnson, Standard and Grayback patented lode mining claims, M.S. 1382, located in Section 23, which claims are leased by LAC pursuant to a Lease Agreement dated November 15, 1984 between James E. Peterson and Arlene Peterson, husband and wife, as  lessors, and St. Joe American Corporation, as lessee, a short form of which is recorded in Lawrence County, South Dakota as document number 84-3814 (the "Peterson Lease").

Property Agreements

The Peterson Lease.

Material Contracts

1. Restated Joint Venture Agreement dated December 2, 1988, between Homestake Mining Company of California, as successor-in-interest to Statmon Technologies Corp., and LAC Minerals (USA) LLC, as successor-in-interest to Bond Gold Richmond Hill Inc., and all judicial orders, decisions and opinions relating thereto, including without limitation Order Following Court Trial in Fowler v. LAC Minerals (USA), LLC, Civ. No. 08-5043-JLV (D. S.D. August 10, 2011); Judgment in Fowler v. LAC Minerals (USA), LLC, Civ. No. 08-5043-JLV (D. S.D. August 10, 2011); and opinion in Fowler v. LAC Minerals (USA), LLC, 694 F.3d 930 (8th Cir. 2012).

2. Easement Agreement dated February 22, 1998 between Timothy Morton and Shirley Morton as grantors and LAC Minerals (USA) Inc. as grantee.

3. Settlement Agreement dated June 15, 2000 among Scott L. Prentice and Jeanne L. Prentice, LAC Minerals (USA) Inc. and Todd Duex, and Order related thereto in the matter of  Scott L. Prentice et al. v. LAC Minerals (USA) Inc., Civ. No. 99-5083-KES (D. S.D. June 15, 2000).

4. Deed, Grant of Easements and Right of First Refusal dated April 18, 2003 from Homestake Mining Company of California to Donald F. Hander and Karen Hander, as modified  by Relinquishment and Release of First Right to Purchase dated November 2, 2007 from Maitland Partners, L.L.C. to Homestake Mining Company of California.

5. All instruments and documents relating to the Properties, or any of them, contained in the records of the Lawrence County Register of Deeds Office or in the files of the United States Bureau of Land Management or in the files of the South Dakota Department of Environment & Natural Resources, or in any other public records, to which LAC or Homestake is a party or the successor to a party.

Documents creating Royalties

1. The Peterson Lease.

2. Mining Deed dated May 24, 1968 from Fillmore and Company, W. O. Fillmore and Lillian G. Fillmore, as grantors, to Congo Uranium Company, as grantee, recorded in Lawrence County, South Dakota as document number 84-1176.

3. Warranty Deed dated June 2, 1976 from Iwalana L. Gali (fka Iwalana L. Aye), as grantor, to Homestake Mining Company, as grantee, recorded in Lawrence County, South Dakota as document number 82-5846.

4. Grant, Bargain and Sale Deed dated April 11, 2014 from Sharlene J. Hoffman, trustee, Earl D. Bohlen and Helen L. Bohlen, as grantors, to Homestake Mining Company of California, as grantee, recorded in Lawrence County, South Dakota as document number 2014-01773.

[End]

APPENDIX II
MAP

RICHMOND HILL
5N 2E
5N 3E
WHARF
4N 2E
4N 3E

BARRICK

Provisional Map – This map was not prepared from a field survey and should not be relied on as a representation of legal land descriptions. Information on this map may not be complete or up to date and its accuracy is not to be relied upon. This map is intended only as a general representation of land status and is for Barrick's use only.

Legend

- Surface Ownership
- Leased Property (Peterson)
- Township
- Section

Minerals Ownership

- 100% Minerals
- Unpatented Claims

Richmond Hill & Wharf 100% Minerals excluding Precambrian

0 0.5 1

Miles

II-1

APPENDIX III
AMENDED MEMORANDUM OF OPTION

(See Attached)

III-1

HOMESTAKE MINING COMPANY OF CALIFORNIA

and

LAC MINERALS (USA) LLC

Optionors

and

DTRC LLC

Optionee

and

DAKOTA GOLD CORP.

Dakota Gold

MEMORANDUM OF FIRST AMENDMENT TO OPTION

Dated as of September; 8, 2022

The properties affected by the within instrument are located in Lawrence County, South Dakota

Prepared by and Record and Return to:

Erwin Thompson Faillers
241 Ridge Street, Suite 210
Reno, NV 89501
Attn: Jeff N. Faillers
Telephone: (775) 825-4300

III-2

MEMORANDUM OF FIRST AMENDMENT TO OPTION

THIS MEMORANDUM OF FIRST AMENDMENT TO OPTION AGREEMENT
("Memorandum") dated as of the 8th day of September 2022, by and among HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation and LAC Minerals (USA) LLC, a Delaware limited liability company (collectively, "Optionors"), DTRC LLC (formerly known as Dakota Territory Resources Corp.), a Nevada limited liability company ("Optionee"), and Dakota Gold Corp., a Nevada corporation ("Dakota Gold").

Optionors and Optionee acknowledged the following:

Optionors and Optionee are parties to that certain Option Agreement for Purchase and Sale of Real Property dated as of October 14, 2021 (the "Option Agreement"), pursuant to which Optionors granted to Optionee the exclusive and irrevocable option (the "Option") to purchase certain fee lands and patented mining claims situated in Lawrence County, South Dakota, which are more particularly described in the Option Agreement (the "Original Memorandum"). The property subject to the Option Agreement is more particularly described in Exhibit A to each of the Option Agreement and the Original Memorandum (the "Original Property Description").  Optionee is a wholly-owned subsidiary of Dakota Gold.

Optionors, Optionee and Dakota Gold have entered into that certain First Amendment to Option Agreement for Purchase and Sale of Real Property dated September 8, 2022 (the "First Amendment") to, among other things, extend the Option Period and amend and replace the Original Property Description as it contained certain errors.

The Option Agreement, as amended by the First Amendment, affects the fee lands and patented and unpatented mining claims situated in Lawrence County, South Dakota, more particularly described in Exhibit A attached hereto and made a part hereof (the "Amended Property Exhibit"). In furtherance of the foregoing, the property exhibit attached to the Original Memorandum is hereby amended by deleting the respective exhibits in their entirety and replacing them with the Amended Property Exhibit.

This Memorandum is intended only for recording purposes to provide notice of certain terms and conditions contained in the Option Agreement and is not to be construed as a complete summary of the terms and conditions thereof. This Memorandum is subject to the Option Agreement, and any amendments, modifications, alterations, renewals, and extensions of the Option Agreement. The terms and provisions of the Option Agreement are incorporated in this Memorandum by reference. If there is any conflict between this Memorandum and the Option Agreement the provisions of the Option Agreement shall control.

This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same document.

III-3

IN WITNESS WHEREOF, the Parties hereto have caused this Memorandum as of the date first written above.

HOMESTAKE MINING COMPANY OF CALIFORNIA	LAC MINERALS (USA) LLC

By;________________________________________ Name:_____________________________________ Title:______________________________________	By:_________________________________________ Name:______________________________________ Title:_______________________________________

DTRC LLC	DAKOTA GOLD CORP.

By;________________________________________ Name:_____________________________________ Title:______________________________________	By;________________________________________ Name:_____________________________________ Title:______________________________________

III-4

Optionor Acknowledgement

STATE OF ________________)

 ) ss:

COUNTY OF ______________)

On the ____ day of _______, 2022 before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Optionor Acknowledgement

STATE OF ________________)

 ) ss:

COUNTY OF ______________)

On the ____ day of _______, 2022 before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

III-5

Optionee Acknowledgement

STATE OF ________________)

 ) ss:

COUNTY OF ______________)

On the ____ day of _______, 2022 before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

Dakota Gold Acknowledgement

STATE OF ________________)

 ) ss:

COUNTY OF ______________)

On the ____ day of _______, 2022 before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

III-6

EXHIBIT A
LEGAL DESCRIPTION

Properties, Property Agreements and Royalties

(All Properties are located within T5N, R2E; T5N, R3E; T4N, R2E; T4N, R3E, B.H.M.,
Lawrence County, South Dakota)

Mineral Properties

Owned by LAC Minerals:

Enterprise patented lode mining claim, M.S. 407, located in Sections 10 and 15

Surprise patented lode mining claim, M.S. 408, located in Sections 10 and 15

Carbonate patented lode mining claim, M.S. 417, located in Section 15

Jay Gould patented lode mining claim, M.S. 425, located in Section 10

Garfield patented lode mining claim, M.S. 426, located in Section 10

Far West patented lode mining claim, M.S. 428, located in Sections 10 and 15

Katie patented lode mining claim, M.S. 437, located in Section 10

Arthur patented lode mining claim, M.S. 438, located in Section 10

Hartshorn patented lode mining claim, M.S. 440, located in Sections 10 and 15

Minnie patented lode mining claim, M.S. 441, located in Section 15

Ultimo patented lode mining claim, M.S. 442A, located in Section 15

Tidiout patented lode mining claim, M.S. 443, located in Section 15

Utica patented lode mining claim, M.S. 447A, located in Section 15

Antietam patented lode mining claim, M.S. 448A, located in Section 15

Blue Bird patented lode mining claim, M.S. 449, located in Section 15

Carbonate Fraction #1 patented lode mining claim, M.S. 450, located in Section 15

Carbonate Fraction #2 patented lode mining claim, M.S. 451, located in Section 15

Mutual patented lode mining claim, M.S. 465, located in Section 15

Washington patented lode mining claim, M.S. 466, located in Section 15

III-7

May Queen patented lode mining claim, M.S. 473, located in Section 15

Hercules patented lode mining claim, M.S. 474, located in Section 15

Adelphi patented lode mining claim, M.S. 489, located in Section 15

Spanish patented lode mining claim, M.S. 679, located in Section 15

Richmond patented lode mining claim, M.S. 680, located in Section 15

Brooklyn patented lode mining claim, M.S. 874, located in Section 15

J.M., Todd, Earle, Minnie C, Lyda B, Sister, Arthur L, Cass, Newell, Calvin P, Emma, Virginia, Juliett, Donald W, Helen, Atwood, Little Bonanze, Ella, Ralph K patented lode mining claims, M.S. 977, located in Sections 22, 23, 26 and 27

Cloride Fr., Calkins, Logan, Anis patented lode mining claim, M.S. 1022, located in Section 15

Rattler and Gilroy patented lode mining claim, M.S. 1043, located in Sections 10 and 15

Nankipoo, Delaunay patented lode mining claim, M.S. 1278, located in Section 15

Aliance, Sucker, Little Ellen, Black Bird, Golden Eagle No. 2, Rubicon, Rubicon No. 2, Rubicon No. 4, Dakota, Darboy, Havana No. 1, Havana No. 3, Porto Rico No. 2 patented lode mining claims, M.S. 1376, located in Sections 10, 11, 14 and 15

Independent, Independent No. 1, Republick patented lode mining claims, M.S. 1398, located in Section 15

Joplin No. 1, Joplin No. 2, Joplin No. 3, Julia-Etta, Magnetic patented lode mining  claims, M.S. 1436, located in Sections 15 and 22

Crest, Samoa, Co-moa, Sylvanite No. 1, Sylvanite No. 2, Grove, Volt, Seven-B, Storm King, Vigor patented lode mining claims, M.S. 1440, located in Sections 15, 16, 21 and      22

Cashier, LaPlata patented lode mining claims, M.S. 1469, located in Section 15

Maryland, Baltimore, Maverick, Badger, North Side Fraction patented lode mining  claims, M.S. 1529, located in Sections 15 and 16

Lola patented lode mining claim, M.S. 1569, located in Section 15

St. Cloud No. 5, Zelpha Mable, Josephine, St. Cloud No. 1, St. Cloud No. 3, Comstock, Victor Fraction #3, Grand Deposit No. 2, Tartar, Red Cloud, Red Cloud Frac., Valley Frac. patented lode mining claims, M.S. 1655, located in Sections 15 and 22

Edmonia patented lode mining claim, M.S. 1769, located in Section 14

III-8

Mars No. 1 patented lode mining claim, M.S. 1851, located in Section 15

Legal Tender, Diamond Point, Joe Craig, Gremmel No. 1, Cotton Tail Frac. patented lode mining claims, M.S. 1872, located in Section 22

Dante, Creston, Morning Glory, Vindicator patented lode mining claims, M.S. 1910, located in Section 23

Bison, Trent patented lode mining claims, M.S. 2033, located in Sections 10 and 15

Govt. Lots 3, 9, 10, 12, 13, located in Section 15

Tracts 0102-A, 0102-B, 0103-B, located in Section 15

Govt. Lot 1, 2, 4 and 5 located in Section 22

Govt. Lots 9 and 10, located in Section 23

Tract 0103-A, located in Section 23

Owned by Homestake:

Yankee Boy, Yankee Boy No. 3, Yankee Boy No. 4, Alliance No. 2, Little Bonanza No. 2, Magna Charta and General Joe Hooker patented lode mining claims, M.S. 1406, located in Section 14

Tract 1 of M.S. 1829, as shown on Plat Document Number 2014-1022, located in  Sections 22 and 23

Los Angeles No. 1, Los Angeles No. 2 and Los Angeles No. 3 patented lode mining    claims, M.S. 1617, located in Section 23

Stella No. 3, Stella No. 5, Margarite No. 6 and Margarite No. 7, patented lode mining claims, M.S. 1862, located in Sections 23 and 26

Govt. Lot 10, located in Section 11

Govt. Lot 12, located in Section 13

Govt. Lots 2, 3, 4, 7, 8, 9 and 10, located in Section 14

Govt. Lots 1, 2, 3, 4, 5, 6, 7 and 8, located in Section 23

Govt. Lots 12, 13 and 14, located in Section 24

Owned by Homestake - Minerals Only:

Old Reliable patented lode mining claim, M.S. 348, located in Section 14

III-9

Dakota, Granite, Columbia and Union patented lode mining claims, M.S. 1092, located in Sections 13, 14 and 23

White House, Congress, China Fraction, Japan Fraction patented lode mining claims, M.S. 1247, Sections 13 and 14

Arthur No. 1, Little Hill, Little Hill No. 2 patented lode mining claims, M.S. 1406,  located in Section 14

Bessie, Cross No. 1, Dixie, Geneva, Hattie, Tan patented lode mining claims, M.S. 1822, located in Section 14

Owned by LAC Minerals - Unpatented Lode Mining Claims:

L&O No. 13 BLM serial No. MMC 74914 Located in Section 15

NJB 74 BLM serial No. MMC 165019 Located in Section 15

Owned by Homestake - Wharf Area Mineral - 100%

General Grant, M.S. 675, located in Section 1, T4N, R2E, B.H.M.;

Boss lode, M.S. 839, located in Section 6, T4N, R3E, B.H.M.;

Big Sam, Francis, Marseillase, Minnie, Ruby Hill and Glenwood lodes, M.S. 930, located in Section 7, T4N, R3E, B.H.M.;

South Lyon lode, M.S. 935, located in Section 6, T4N, R3E, B.H.M.;

Argenta, Glyn, Lemans, Oro and Oro Fraction lodes, M.S. 1109, located in Sections 12 and 13, T4N, R2E, BH.M.;

West Wedge Fraction, West End, Jackson, Moonlight, Sunrise, Sunset Fraction, Lizzie lodes, M.S. 1114, located in Section 12, T4N, R2E, and Section 7, T4N, R3E, B.H.M.;

Camden, Ford and Georgia lodes, M.S. 1141, located in Sections 34 and 35, T5N, R2E, B.H.M.;

Blue and Rocky Lynn lodes, M.S. 1168, located in Section 34, T5N, R2E, B.H.M.;

Buffalo, Deadwood, Link Fraction, May lodes, M.S. 1283, located in Section 33, T5N, R2E, B.H.M.;

3 This claim is currently listed in BLM records as owned by St. Joe Richmond Hill.

4 This claim is currently listed in BLM records as owned by Bond Gold Richmond.

III-10

Cardinal and Longpoint Fraction lodes, M.S. 1288, located in Section 25, T5N, R2E, B.H.M.;

Ames, Ames Fraction, Cloud, Dick, Ester, Lightning, Thunder lodes, M.S. 1289, located in Sections 27 and 28, T5N, R2E, B.H.M.;

James G. Blaine, M.S. 1349, located in Section 34, T5N, R2E, B.H.M.;

Loyd lode, M.S. 1468, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Genessee, Grenada, Peerless, Trenton lodes, M.S. 1616, located in Section 4, T4N, R2E, B.H.M.;

Snorter and Snorter Fraction lodes, M.S. 1643, located in Sections 33 and 34, T5N, R2E, B.H.M.;

Maid of Erin, Telegram, Gannon, B&M Fraction lodes, M.S. 1659, located in Sections 33 and 34, T5N, R2E, and Section 3, T4N, R2E, B.H.M.;

Belligerent, Belligerent Fraction, Belligerent No. 3, Belligerent No. 4, Bull Hill Fraction lodes, M.S. 1673, located in Sections 27 and 34, T5N, R2E, B.H.M.;

Marconi lode, M.S. 1792, located in Section 31, T5N, R3E, B.H.M.;

Leased Mineral Rights

Rubicon, Cleveland, Lizzie Johnson, Standard and Grayback patented lode mining claims, M.S. 1382, located in Section 23, which claims are leased by LAC pursuant to a Lease Agreement dated November 15, 1984 between James E. Peterson and Arlene Peterson, husband and wife, as  lessors, and St. Joe American Corporation, as lessee, a short form of which is recorded in Lawrence County, South Dakota as document number 84-3814 (the "Peterson Lease").

Property Agreements

The Peterson Lease.

Material Contracts

1. Restated Joint Venture Agreement dated December 2, 1988, between Homestake Mining Company of California, as successor-in-interest to Statmon Technologies Corp., and LAC Minerals (USA) LLC, as successor-in-interest to Bond Gold Richmond Hill Inc., and all judicial orders, decisions and opinions relating thereto, including without limitation Order Following Court Trial in Fowler v. LAC Minerals (USA), LLC, Civ. No. 08-5043-JLV (D. S.D. August 10, 2011); Judgment in Fowler v. LAC Minerals (USA), LLC, Civ. No. 08-5043-JLV (D. S.D. August 10, 2011); and opinion in Fowler v. LAC Minerals (USA), LLC, 694 F.3d 930 (8th Cir. 2012).

III-11

2. Easement Agreement dated February 22, 1998 between Timothy Morton and Shirley Morton as grantors and LAC Minerals (USA) Inc. as grantee.

3. Settlement Agreement dated June 15, 2000 among Scott L. Prentice and Jeanne L. Prentice, LAC Minerals (USA) Inc. and Todd Duex, and Order related thereto in the matter of  Scott L. Prentice et al. v. LAC Minerals (USA) Inc., Civ. No. 99-5083-KES (D. S.D. June 15, 2000).

4. Deed, Grant of Easements and Right of First Refusal dated April 18, 2003 from Homestake Mining Company of California to Donald F. Hander and Karen Hander, as modified  by Relinquishment and Release of First Right to Purchase dated November 2, 2007 from Maitland Partners, L.L.C. to Homestake Mining Company of California.

5. All instruments and documents relating to the Properties, or any of them, contained in the records of the Lawrence County Register of Deeds Office or in the files of the United States Bureau of Land Management or in the files of the South Dakota Department of Environment & Natural Resources, or in any other public records, to which LAC or Homestake is a party or the successor to a party.

Documents creating Royalties

1. The Peterson Lease.

2. Mining Deed dated May 24, 1968 from Fillmore and Company, W. O. Fillmore and Lillian G. Fillmore, as grantors, to Congo Uranium Company, as grantee, recorded in Lawrence County, South Dakota as document number 84-1176.

3. Warranty Deed dated June 2, 1976 from Iwalana L. Gali (fka Iwalana L. Aye), as grantor, to Homestake Mining Company, as grantee, recorded in Lawrence County, South Dakota as document number 82-5846.

4. Grant, Bargain and Sale Deed dated April 11, 2014 from Sharlene J. Hoffman, trustee, Earl D. Bohlen and Helen L. Bohlen, as grantors, to Homestake Mining Company of California, as grantee, recorded in Lawrence County, South Dakota as document number 2014-01773.

[End]

III-12